AMENDED AND RESTATED INTERCREDITOR AGREEMENT
                                 (Bear Stearns)


         AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of February 17, 1999, between IMC MORTGAGE COMPANY, a Florida corporation (the "Company"), GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GREENWICH FUND, L.P., a Delaware limited partnership, GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership (each a "Facility Lender" and collectively, the "Facility Lenders"), and BEAR STEARNS HOME EQUITY TRUST ("BSTrust"), BEAR, STEARNS INTERNATIONAL LIMITED ("BSIL"), and any of their affiliates which are or become party to the Institutional Account Agreement (as hereinafter defined). BSTrust, BSIL and any such affiliates are referred to herein collectively as "Bear Stearns". Capitalized terms used in this Agreement without definition have the meanings given to them in the Loan Agreement (as hereinafter defined) as such terms are defined in the Loan Agreement on the date hereof (or as amended by any amendment thereto approved by Bear Stearns).

                                    RECITALS

         A. The Company has entered into a Loan Agreement, dated as of October 12, 1998 the "Initial Loan Agreement"), between the Company, as borrower, and the Facility Lenders, pursuant to which the Facility Lenders have agreed to extend to the Company Commitments to loan, in the aggregate, $33,000,000 (the "Initial Loans"), subject to the terms and conditions set forth in the Initial Loan Agreement, which Initial Loans are evidenced by the Notes (as defined in the Initial Loan Agreement) and entitled to the benefit of certain guarantees and security provided under certain of the other Loan Documents (as defined in the Initial Loan Agreement).

         B. Pursuant to (a) a Master Repurchase Agreement, dated as of March 29, 1996, as amended from time to time, by and among BSTrust, the Company and certain of the Company's Subsidiaries (the "Whole Loan Repurchase Agreement"), and other related agreements with BSTrust (collectively with the Whole Loan Repurchase Agreement, the "Whole Loan Repurchase Documents"); (b) the Master
Repurchase Agreement, dated as of May 1, 1997, as amended from time to time (together with annexes, confirmations and transactions thereunder, collectively the "Residuals Repurchase Agreement") between BSIL and Industry Mortgage Company, L.P., the predecessor to the Company ("IMCLP"); and (c) the Institutional Account Agreement,





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dated  October 23, 1996,  as amended  from to time,  between and among IMCLP and
Bear Stearns (the "Institutional Account Agreement"; and together with the Whole Loan Repurchase Agreement, the Whole Loan Repurchase Documents and the Residuals Repurchase Agreement, collectively, the "Existing Agreements"), BSTrust and BSIL have entered into transactions with the Company from time to time, pursuant to which the Company has sold mortgage loans to BSTrust and securities to BSIL, in each case subject to an obligation to repurchase such assets and for other purposes provided therein; and the Company and certain of its Subsidiaries have granted to BSTrust and BSIL a security interest in the Collateral (as hereinafter defined) in order to secure the respective obligations of the Company and the Subsidiaries under the Existing Agreements (the "Existing Obligations").

         C. The Company intends to enter into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February __, 1999, by and among Greenwich Street Capital Partners II, L.P., a Delaware limited partnership ("GSCP"), the Company, IMC 1999 Acquisition Co., Inc., a Delaware corporation and a wholly owned subsidiary of GSCP and its affiliates ("Acquisition"), pursuant to which Acquisition would be merged with and into the Company and GSCP and its affiliates would be issued common stock of the surviving corporation representing approximately 93.5% of the outstanding common stock of the surviving corporation (the "Merger").

         D. In connection with the Merger Agreement, the Facility Lenders have or intend to enter into (i) Amendment No. 1 to the Initial Loan Agreement ("Amendment No. 1"), providing for the Facility Lenders to extend to the Company additional Commitments (the "Interim Commitments") to loan in the aggregate not less than an additional $5,000,000 (the "Interim Loans") and (ii) an agreement with Acquisition, dated as of February__, 1999, obligating the Facility Lenders, upon consummation of the Merger, to enter into an amendment to the Initial Loan Agreement, as amended (the "Amendment"), pursuant to which the Facility Lenders will agree to extend to the Company Commitments to loan, in the aggregate, an amount which, together with the Interim Commitments, will equal an additional $40,000,000 (the "Additional Loans" and, together with the Initial Loans and the Interim Loans, the "Loans"), subject to the terms and conditions set forth in the Initial Loan Agreement, as amended by Amendment No. 1 and the Amendment (as the same may be further modified, supplemented or restated from time to time, the "Loan Agreement"), which Loans are evidenced by the Notes (as defined in the Loan Agreement) and entitled to the benefit of certain guarantees and security provided under certain of the other Loan Documents (as defined in the Loan Agreement).

         E. The Company, the Facility Lenders and Bear Stearns have previously entered into an Intercreditor Agreement, dated as of October 12, 1998 (the "Original Intercreditor Agreement"). In order to induce the Facility Lenders to enter into the Amendment and GSCP to enter into the Merger Agreement, the Facility Lenders, the Company, and Bear Stearns have agreed to enter into this agreement amending and restating the Original Intercreditor Agreement (as so amended and restated, the "Intercreditor Agreement").

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Bear Stearns and the Facility Lenders agree to amend and restate the Original Intercreditor Agreement to read in its entirety as follows:

         Section 1. Standstill. (a) Each of the Facility Lenders and Bear Stearns agrees, subject to the terms of this Agreement, that for the Standstill Period, it shall not:

          (i) file or join in the filing of any involuntary petition in bankruptcy with respect to the Company or its Subsidiaries, or initiate or participate in any similar proceedings for the benefit of creditors, including any proceeding for the appointment of a trustee, receiver, conservator or liquidator of the Company or its Subsidiaries or any portion of its assets;

          (ii) seek to collect or enforce by litigation or otherwise, any repurchase or payment obligations under the Existing Agreements or the Loan Documents; provided that nothing in this Section 1 shall prohibit the Facility Lenders from exercising their Exchange Option;

          (iii) make any Margin Calls or other demands for payment in respect of, or additional collateral to secure, the Existing Obligations; provided, however, that this clause shall not adversely affect the right of Bear Stearns to take any actions to preserve, protect or perfect its liens in the Collateral;

          (iv) declare a default or event of default under, or exercise or enforce any right or remedy under, or accelerate the maturity of any Existing Obligation or Loan under, any Existing Agreement or Loan Document; or

          (v) seek to attach, sequester or otherwise proceed against any of the Collateral.

     (b) The Standstill Period may be terminated by Bear Stearns or the Facility Lenders by written notice to the Company and each other Creditor upon the occurrence of any of the following:

          (i) a failure by the Company under the Existing Agreements to make to Bear Stearns any scheduled payment of interest, which failure continues unremedied for two days, or any payment of principal due in respect of payoffs or prepayments of mortgage loans comprising any portion of the Collateral consisting of Purchased Loans or any payment of principal due pursuant to Section 5 hereof;

          (ii) any intentional fraud or misrepresentation by the Company;

          (iii) immediately upon a failure of the Facility Lenders to make (x) an Advance (as defined in the Initial Loan Agreement) under the Initial Loan Agreement following a request of the Company thereunder, (y) an Interim Loan under the Initial Loan Agreement as amended by Amendment No. 1 following a request by the Company thereunder or (z) immediately upon consummation of the Merger, the Additional Loans under the Loan Agreement;

          (iv) immediately in the event any Other Existing Lender takes any of the actions described in Section 1(a) of its Other Intercreditor Agreement, or, in the case of Bear Stearns, immediately in the event any Facility
     Lender takes any of the actions described in Section 1(a) of this Agreement, or, in the case of the Facility Lenders, immediately in the event Bear Stearns takes any of the actions described in Section 1(a) of this Agreement, in each case whether or not it shall have given notice of termination of the Standstill Period;

          (v) the condition contained in subclause (y) of clause (i) of the definition of "Standstill Period" to the extension of the Standstill Period beyond the date which is 150 days from and after the date hereof shall not have been satisfied on or before such date;

          (vi) a Change of Control or payment of the Take-Out Premium;

          (vii) an event shall occur and be continuing for a period of ten Business Days which permits any holder of indebtedness for borrowed money of the Company or any Subsidiary outstanding (other than any Creditor) to accelerate the maturity of such indebtedness or exercise remedies with respect to property of the Company or any Subsidiary, without such indebtedness being paid or the rights of such holder to take such action being waived, stayed or subjected to a standstill or other agreement of such holder to forbear from exercising remedies, reasonably satisfactory to the Creditors;

          (viii) the Company shall not have entered into the Merger Agreement and Amendment No. 1 on or before February 19, 1999;

          (ix) the independent servicer described in Section 5(g) of this Agreement shall not have been retained on or before the date which is 30 days after the date of consummation of the Merger; and

          (x) the Company shall, at any time on or after the date of consummation of the Merger, repay all or any portion of the Loans.

     (c) The Standstill Period shall terminate automatically without notice or other action by any Creditor upon the occurrence of any of the following:

          (i) the Company or any Subsidiary shall consent to the appoint ment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property; or the Company or any Subsidiary shall admit in writing (to any creditor, governmental authority or judicial court or tribunal) its inability to pay its debts generally as they come due or shall fail generally to pay its debts as they become due, or shall make a general assignment for the benefit of its creditors; or the Company or any Subsidiary shall file a voluntary petition in bankruptcy or a volun tary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law, or shall consent to the entry of an order for relief in an involun tary case under any such law; or the Company or any Subsidiary shall file an answer admitting the material allegations of a petition filed against the Company in any such proceeding, or otherwise seek relief under the provisions of any existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an arrangement, agreement, composition, extension or adjustment with its creditors; or the Company or any Subsidiary shall take or publicly announce its intention to take corporate action in furtherance of any of the foregoing; or

                  (ii) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or any Subsidiary or of any substantial part of its property, or any substantial part of the property of the Company or any Subsidiary shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 30 days after the date of entry thereof; or

                  (iii) an involuntary petition against the Company or any Subsidiary in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 30 days thereafter, or a decree or order for relief in respect of the Company or any Subsidiary shall be entered by a court of competent jurisdiction in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Company, any court of com petent jurisdiction shall assume jurisdiction, custody or control of the Company or any Subsidiary or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 30 days.

            Section 2. Grant of Security Interest. (a) In order to secure full and timely payment of the Obligations under the Loan Agreement, and to secure the performance of all of the other obligations of the Company under the Loan Documents, the Company and each Subsidiary hereby mortgages, pledges and assigns and transfers to the Facility Lenders, and grants to the Facility Lenders, a continuing perfected security interest in, and a lien in the Collateral. The Facility Lenders agree to release their lien in respect of any whole loan mortgage, which is sold by the Company to Bear Stearns for a purchase price not less than the advance rate in respect of such mortgage.

            (b) The Facility Lenders agree for the benefit of Bear Stearns that during the continuance of the Standstill Period and thereafter until the earlier of (i) the satisfaction of the Existing Obligations in full, (ii) the exercise by Bear Stearns of any right to attach, sequester, foreclose or otherwise exercise remedies with respect to the Collateral, and (iii) 180 days after the expiration or earlier termination of the Standstill Period, the Facility Lenders will not seek to attach, sequester, foreclose, levy on or otherwise exercise remedies with respect to the

Collateral, provided that nothing herein shall restrict the Facility Lenders from commencing suit on its Notes or for payment of its Loan or enforcement of any other obligation owing to it under the Loan Documents.

         Section 3. Acknowledgment and Priorities. (a) Bear Stearns hereby acknowledges and consents to the entrance by the Company into the Loan Documents and the granting of the lien in the Collateral granted pursuant to Section 2; provided, however, notwithstanding anything to the contrary contained in the Loan Agreement, the Notes or any of the Loan Documents, the parties hereto acknowledge and agree that any security interest in or other rights with respect to any Collateral granted to secure the Existing Obligations under the Existing Agreements or otherwise has and shall have priority over any security interest in such Collateral granted pursuant to this Agreement, the Initial Loan Agreement, the Loan Agreement or the other Loan Documents irrespective of:

            (i) the time, order or method of attachment or perfection of the security interest created by this Agreement, the Initial Loan Agreement, the Loan Agreement or any Loan Document;

            (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral;

            (iii) anything contained in any filing or agreement to which the Facility Lenders, the Company or the Collateral Agent under the Security Documents now or hereafter may be a party, and

            (iv) the rules for determining priority under the U.C.C. or other laws governing the relative priorities of secured creditors.

            (b) Bear Stearns hereby agrees that, following payment in full of all the Existing Obligations hereunder, any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, held by it shall be held for the benefit of the Facility Lenders, provided that if such Collateral is then subject to the prior lien of another creditor, Bear Stearns may hold it for the benefit of such other creditor and the Facility Lenders as their interests may appear. If Bear Stearns has elected not to hold such Collateral following payment in full of the Existing Obligations, it shall promptly forward any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, to the Collateral Agent, provided that if such Collateral is then subject to the prior lien of another creditor, Bear Stearns may forward such Collateral, proceeds and products thereof to such other creditor or, in the event of a dispute, to such party as a court of competent jurisdiction may direct.

         (c) Nothing contained in this Agreement shall alter or impair Bear Stearns' rights under the Existing Agreements from and after the termination of the Standstill Period in accordance herewith or be interpreted to mean that Bear Stearns has any obligation under the Existing Agreements or otherwise to return any proceeds received on a sale or deemed sale of any Purchased MBS or Purchased Loan to the Company or any Subsidiary, except as expressly set forth herein.

         Section 4. Reserved Rights. (a) Notwithstanding anything in this Agreement to the contrary, the Company and the Facility Lenders agree that this Agreement shall in no manner impair any right of Bear Stearns under the Existing Agreements to enforce any condition precedent to any obligation it may have thereunder to engage in future Repurchase Transactions with the Company and its Subsidiaries, nor shall this Agreement limit the right of Bear Stearns to make Margin Calls in respect of the hedging transactions with respect to U.S. treasury securities that the Company may have entered into with Bear Stearns outside of the Existing Agreements. All rights and obligations of Bear Stearns under the Existing Agreements to enter into Repurchase Transactions or not shall not be affected by this Agreement.

            (b) In addition and notwithstanding anything to the contrary contained herein, this Agreement shall not (i) apply to any Advances made from and after the date hereof, or any other obligation of the Company or any of its Subsidiaries to Bear Stearns or any of its Affiliates incurred from and after the date hereof or (ii) limit the rights of Bear Stearns or any Affiliate thereof (x) to receive principal and/or interest at the applicable mortgage rate on mortgage loans purchased by Bear Stearns or any such Affiliate from the Company or any of its Subsidiaries or (y) to sell mortgage loans to the Company or any of its Subsidiaries.

            Section 5. Fees; Amortization. (a) From and after the date this Agreement becomes effective, (i) within five days following the effective date hereof, in the case of any Available Cash Flow from Securitization Receivables received prior to the effective date hereof for January and February 1999 and (ii) within five days following receipt by Bear Stearns each month of Available Cash Flow from Securitization Receivables, Bear Stearns shall apply the Applicable Percentage of such Available Cash Flow from Securitization Receivables to partial payment of the Existing Obligations under the Residuals Repurchase
Agreement and shall remit the balance of such Available Cash Flow from Securitization Receivables to the Company, which may use such funds for general corporate purposes.

         (b) Upon consummation of the first to occur of (i) the Merger or (ii) a Change in Control, the Company shall pay Bear Stearns a fee of $1,000,000 in the aggregate payable in immediately available funds to such account at such bank as Bear Stearns may direct.

         (c) Upon consummation of the Merger, the Company shall pay $2,500,000 to Bear Stearns for application to payment of the Existing Obligations under the Residuals Repurchase Agreement (other than the Price Differential accrued thereon).

         (d) The Company shall use its best efforts to sell or otherwise liquidate each Purchased Loan which as of the date of consummation of the Merger is a Delinquent Mortgage Loan and shall apply the proceeds thereof to payment of the Existing Obligations under the Whole Loan Repurchase Documents (other than to the Price Differential accrued thereon) promptly upon receipt thereof. In the event more than two-thirds in aggregate principal amount of all such Delinquent Mortgage Loans remain outstanding and have not been sold or liquidated by September 30, 1999, the Company shall pay to Bear Stearns for application to the Existing Obligations under the Whole Loan Repurchase Agreement in respect of a portion of such Delinquent Mortgage Loans which, together with such Delinquent Mortgage Loans that are no longer outstanding or have been sold or liquidated by September 30, 1999, represent one-third of all such Delinquent Mortgage Loans an amount equal to the Mortgage Loan Differential. In the event any such Delinquent Mortgage Loan remains outstanding and is not sold or liquidated by December 31, 1999, the Company shall pay to Bear Stearns for application to payment of the Existing Obligations under the Whole Loan Repurchase Documents an amount equal to the Mortgage Loan Differential in respect of such Delinquent Mortgage Loan.

         (e) Within 15 days following the end of the month in which the Merger is consummated and each month thereafter, the Company shall pay Bear Stearns for application to the Existing Obligations under the Whole Loan Repurchase Agreement (other than the Price Differential) an amount equal to the Mortgage Loan Differential in respect of each Purchased Loan which during such calendar month and after the date of consummation of the Merger first became, and as of the last day of such calendar month remained, a Delinquent Mortgage Loan.

         (f) The Company shall immediately pay Bear Stearns for application to the Existing Obligations under the Residuals Repurchase Agreement an amount equal to the Net Proceeds of Sale of Securitization Receivables sold or otherwise disposed of by the Company or any Subsidiary. The Company shall not sell or otherwise dispose of any Purchased MBS without Bear Stearns' consent, such consent not to be unreasonably withheld or delayed. The parties agree that it would be reasonable for Bear Stearns to withhold its consent to the sale of any Purchased MBS if, in its sole discretion, Bear Stearns concludes that such sale will impair its ability to be paid the Existing Obligations, the selling price for the Purchased MBS should be higher or the Purchased MBS has not been adequately marketed.

         (g) The Company shall use best efforts to retain the services of a rated and approved independent servicer with expertise in servicing delinquent mortgage loans to assist it in servicing Delinquent Mortgage Loans.

         (h) Bear Stearns or an affiliate thereof designated by Bear Stearns shall have the right, subject to the provisions of the following sentence, to act as co-lead or lead managing underwriter or placement agent with respect to any and all mortgage-backed or asset-backed securities offerings involving loans or other financial assets now owned or hereafter acquired or originated by the Company or any Subsidiary thereof during the Standstill Period, provided that the right to act as a lead managing underwriter or placement agent may, at the Company's discretion, be shared equally, in the aggregate as to all such offerings, among Bear Stearns (or such affiliate) and each other lender which is then a provider of in excess of $200,000,000 of warehouse financing to the Company and its Subsidiaries. The right of Bear Stearns (or such affiliate) pursuant to this Section 5(h) is subject to the condition that Bear Stearns has outstanding, at any time during the calender quarter in which such offering occurs, at least $200,000,000 of the Existing Obligations under the Whole Loan Repurchase Documents or other warehouse facilities and provides residual financing on market terms on those offerings on which they act as a lead underwriter or agent. The Company shall compensate Bear Stearns for acting as underwriter or agent in accordance with prevailing market terms at the time of any such offering.

         (i) The Company shall, on or prior to the date three months after the date hereof, pay Bear Stearns for application to the Existing Obligations under the Whole Loan Repurchase Agreement an amount equal to the purchase price paid in respect of any Mortgage Loans (other than Delinquent Mortgage Loans) which Mortgage Loans were outstanding as of October 12, 1998. With respect to each Mortgage Loan (other than Delinquent Mortgage Loans) purchased under the Existing Loan Agreements on or after October 12, 1998, the Company shall pay Bear Stearns for application to the Existing Obligations under the Whole Loan Repurchase Agreement an amount equal to the purchase price therefor on or prior to the date which is six months after such purchase was made. The Company may sell such Mortgage Loans and apply the proceeds thereof to satisfaction of its obligations pursuant to this Section 5(i), provided that, simultaneously therewith, the Company repays the related Existing Obligations.

         (j) In the event the Company shall fail to pay when due any amount due to Bear Stearns under this Agreement, Bear Stearns may set off such amount against Available Cash Flow from Securitization Receivables or payments on Purchased Loans otherwise payable to the Company hereunder.

         Section 6. Conditions Precedent. The effectiveness of this Agreement shall be subject to the condition that each of the other Existing Lenders listed on Schedule I (the "Other Existing Lenders") shall have entered into an Other Intercreditor Agreement in the form annexed hereto. The Company shall furnish complete and correct copies of each such Other Intercreditor Agreement within one business day of its execution.

         Section 7. Certain Definitions.

         "Applicable Percentage" means (i) for January 1999, 46.67%, (ii) for each calendar month commencing on or after February 1, 1999 to the date of consummation of the Merger, 70%, (iii) for the first three calendar months commencing on or after the date of the consummation of the Merger, 70% and (iv) for the next three calendar months, 75% and (v) for the next six calendar months, 80%. For purposes of applying the foregoing, if the date of consummation of the Merger occurs on or before the fifteenth day of a month, the Merger shall be deemed to have been consummated as of the first day of such month, and if the date of consummation of the Merger occurs after the fifteenth day of a month, then the Merger shall be deemed to have been consummated as of the first day of the succeeding month.

         "Available Cash Flow from Securitization Receivables" means the amount of each distribution with respect to, and each prepayment of, any Purchased MBS.

         "Change of Control" means the occurrence of any of the following events (other than as a consequence of the issuance of the Preferred Stock to the Facility Lenders upon exercise of the Exchange Option or the consummation of the Merger):

          (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire within one year), directly or indirectly, of more than 50% of the Voting Stock of the Company; or

          (ii) the Company consummates any sale, lease, exchange or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, in any transaction or series of transactions not in the ordinary course of business; or

          (iii) the Company engages in a merger, consolidation or similar business combination with any third party.

         "Collateral" means (i) any rights of the Company in any Eligible Asset transferred by the Company or its Subsidiaries to Bear Stearns in connection with either a Repurchase Transaction or in response to a Margin Call; (ii) all rights of the Company under the Existing Agreements, including the Company's right to reacquire the Eligible Assets pursuant to the terms of the Existing Agreements, the contractual right to receive payments, including the right to payments of principal and interest and the right to enforce such payments, arising from or under any of the Eligible Assets; (iii) the Company's contractual right to service Purchased HELs (as defined in the Whole Loan Repurchase Agreement); (iv) any other right, interest or property of the Company or any Subsidiary now or hereafter securing the performance by the Company or any Subsidiary of the Existing Obligations and (v) any and all proceeds, payments, income, profits and products thereof, and all files and records relating thereto.

         "Common Stock" means the Company's common stock, par value $0.01 per share.

         "Company" means IMC Mortgage Company, a Florida corporation, and any successor by merger and any entity purchasing all or substantially all of the assets of the Company.

         "Creditor" means any of the Facility Lenders, Bear Stearns or any Other Existing Lender.

         "Delinquent Mortgage Loan" means any Mortgage Loan which, as of any date of determination, is more than 90 days delinquent in payment of any principal or interest due thereunder.

         "Eligible Asset" means any Purchased HELs under the Whole Loan Repurchase Agreement, Purchased MBS under the Residuals Repurchase Agreement, or asset held on repurchase under the Existing Agreements and any assets transferred by the Company or its Subsidiaries to Bear Stearns pursuant to a Margin Call.

         "Margin Call" means the right of Bear Stearns to give notice to require the Company to transfer to Bear Stearns cash or additional collateral.

         "Mortgage  Loan"  means  any  first-lien  or  second-lien   residential
mortgage loan originated or serviced by the Company or its Subsidiaries.

         "Mortgage Loan Differential" means, with respect to any Delinquent Mortgage Loan, the excess of the purchase price paid by Bear Stearns in connection with the Repurchase Transaction under which such Mortgage Loan was transferred to Bear Stearns, reduced by any amount previously applied in reduction of the amount outstanding under the applicable Existing Agreement (other than in respect of Price Differential) in respect of such Delinquent Mortgage Loan pursuant to Section 5(d) hereof or Section 5(e) hereof, over an amount equal to 80% of the original principal amount of such Mortgage Loan.

         "Net Proceeds of Sale of Securitization Receivables" means the proceeds, net of any reasonable out-of-pocket costs of sale or disposition, realized by the Company or any Subsidiary from any sale, lease or other disposition of any Purchased MBS.

         "Original BankBoston Forbearance Agreement" means the Forbearance and Intercreditor Agreement, dated as of October 12, 1998, between the Company, the

Facility Lenders and BankBoston, N.A.

         "Other Existing Lenders" has the meaning specified in Section 6.

         "Other Intercreditor Agreements" means the separate intercreditor agreements among the Company, an Other Existing Lender and the Facility Lenders.

         "Price Differential" has the meaning given in the applicable Existing Agreement.

         "Purchased Loan" means any Mortgage Loan or Wet Mortgage Loan that is transferred by the Company or its Subsidiaries to Bear Stearns in connection with a Repurchase Transaction.

         "Purchased MBS" means any security transferred to Bear Stearns by the Company or any Subsidiary in connection with a Repurchase Transaction.

         "Repurchase Transaction" means any transaction made by Bear Stearns under the Existing Agreements.

         "Seller's Guide" means the "IMC Mortgage Company Client Operations Manual", together with the underwriting guidelines of the Company and its Subsidiaries, a true and correct copy of which was previously provided to Bear Stearns by the Company and its Subsidiaries.

         "Standstill Period" means a period ending on the first to occur of (i) the later of (x) 150 days from and after the date hereof and (y) one year from and after the date of consummation of the Merger, if the Company shall have, on or before the 150th day from and after the date hereof, consummated the Merger and delivered (by facsimile transmission or otherwise in accordance with Section 16 hereof) to each Creditor confirmation thereof, (ii) termination of the Standstill Period in accordance with Section 1(b) or 1(c) hereof or (iii) termination of the Merger Agreement.

         Section 8. Notice of Advances under the Loan Agreement, etc. (a) The Company shall give prior written notice to Bear Stearns of each request for an Additional Advance under Section 2.10 of the Initial Loan Agreement as amended by Amendment No. 1 contemporaneously with making such request to the Facility Lenders. The

Company shall give written notice to Bear Stearns immediately upon either the funding of an Additional Advance (together with such evidence thereof as Bear Stearns may reasonably request) or the refusal of Facility Lender to fund such Additional Advance, as the case may be.

         (b) The Company shall give each Creditor prompt written notice of any event which upon notice or lapse of time or both would constitute an event of default in respect of any of its outstanding Debt.

         (c) The Company shall give Bear Stearns and the Facility Lenders prompt written notice of any event that would permit termination of the Standstill Period pursuant to clauses (iii), (iv), (vi), (vii), (viii), (ix) or (x) of
Section 1(b) hereof.

         (d) The Company shall give Bear Stearns prompt written notice of the entering into of the Merger Agreement and Amendment No. 1, the consummation of the Merger, the entering into of the Amendment and the funding by the Facility Lenders of the advances thereunder.

         (e) Notwithstanding the provisions of the Existing Agreements, during the Standstill Period, the Company shall pay the Price Differential accrued under the Existing Agreements to Bear Stearns weekly on Friday of each week or, if Friday is not a Business Day, on the next Business Day.

         (f) The Company shall not repay any principal outstanding under the Loan Agreement during the Standstill Period.

         (g) During the Standstill Period (without limiting any obligations under the Existing Agreements), the Company shall deliver to Bear Stearns at the same time it delivers to the Facility Lenders, the Disclosure Letter, the Three-Month Business Plan, any Updated Business Plan and all other financial statements and reports required to be provided to the Facility Lenders pursuant to Section 5.5 of the Loan Agreement.

         Section 9. Acknowledgment of Obligations. The Company acknowledges that its obligations under the Existing Agreements and Bear Stearns' rights under the Existing Obligations remain in full force and effect, and that the Company has no defenses, counterclaims or offsets to its obligations under the Existing Agreements and that to the extent such rights include liens on the Collateral, such liens are valid, perfected and enforceable. The Company hereby waives the application of the automatic stay in any bankruptcy proceeding in respect of the Existing Obligations and the obligations under the Loan Documents and the Company and each Creditor consents to the modification of the stay to permit the exercise by Bear Stearns or the Facility Lenders of their rights in respect of the Collateral, provided that the foregoing shall not be construed to modify the provisions of Sections 2(b) and 3 hereof. This document shall not constitute a waiver, amendment or modification of the Existing Agreements, the Existing Obligations or the Loan Documents except as expressly referred to herein and shall not be construed as a waiver or consent to any future action on the part of the Company that would require a waiver or consent of Bear Stearns or the Facility Lenders, respectively, except to the extent expressly provided herein. The Company acknowledges that BSTrust and BSIL are affiliates for purposes of the Institutional Account Agreement.

         Section 10. Amendments, Etc. No amendment, modification, supplement, termination, consent or waiver of this Agreement or any term or provision of this Agreement shall be effective and binding unless in writing and signed by Bear Stearns, the Other Existing Lenders and the Facility Lenders. Any such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         Section 11. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12. Additional Payments. In the event that the Company or any Affiliate proposes to sell or otherwise liquidate any Purchased MBS (or any securitization receivables pledged or transferred to any Other Existing Lender having the right to receive all or a portion of the proceeds of such sale or liquidation) at a time when the amount of the Existing Obligations subject to repurchase obligations in respect of such Purchased MBS (or the amount of the Existing Obligations (as defined in an Other Intercreditor Agreement) owing to such an Other Existing Lender secured by, or subject to repurchase obligations in respect of, such other securitization receivables) remaining outstanding is or would, after giving effect to any payment required to be made upon such sale or liquidation, be less than 40% of such Existing Obligations as of the date this Agreement became effective and which is in addition to the payments contemplated under the provisions of Section 5 of this Agreement or Section 5 of any Other Intercreditor Agreement or the Original Forbearance and Intercreditor Agreement, each as may be amended from time to time, the Company shall not effect any such sale or liquidation unless it shall take such steps as may be necessary to cause payments to be made in respect of the Existing Obligations and the Existing Obligations (as defined in the Other Intercreditor Agreements) owing to such Other Existing Lenders on a pro rata basis calculated based on the respective outstanding principal balance of such Existing Obligations owing to each Existing Lender and each such Other Existing Lender.

         Section 13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         Section 14. GOVERNING LAW; VENUE AND JURISDICTION. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF, AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN, FEDERAL OR, IN THE ABSENCE OF FEDERAL SUBJECT MATTER JURISDICTION, STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THE IMMEDIATELY PRECEDING SENTENCE. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH PARTY, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 17.

         Section 15. Expenses. In addition to the foregoing, the Company will also reimburse Bear Stearns and the Facility Lenders promptly for their reasonable out-of-pocket costs and expenses incurred by such Persons or their respective employees, agents or advisors in connection with the performance of their respective obligations and duties hereunder and to the extent the Existing Agreements so provide, under the Existing Agreements, and for any reasonable fees and expenses of legal or other professional advisors to Bear Stearns and the Facility Lenders engaged in connection with the preparation and negotiation of this Agreement and review and negotiation of all related documents, including the Merger Agreement, Loan Agreement, and monitoring performance of all related documents. If such fees are not paid by the Company within 30 days of submission, Bear Stearns may pay such fees from Available Cash Flow from Securitization Receivables and payments on Purchased Loans.

         Section 16. Agreement May Constitute Financing Statement. The Company and Bear Stearns consents to the filing of this Agreement or a photocopy thereof as a financing statement under the UCC as in effect in any jurisdiction in which the Facility Lenders may determine such filing to be necessary or desirable.

         Section 17. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party by facsimile transmission or by hand delivery at the following address or facsimile number, or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party and each other creditor,
(a) if to the Facility Lenders, Greenwich Street Capital Partners II, L.P., c/o Greenwich Street Capital Partners, Inc., 388 Greenwich Street, New York, New York 10013, Attn.: Sanjay Patel; Tel: (212) 816- 1149, Fax: (212) 816-0166; with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, attention: Steven Ostner, tel: (212) 909-6000, fax: (212) 909-6836; (b) if to
the Company, IMC Mortgage Company,  5901 E. Fowler Avenue, Tampa, Florida 33617,
Attn.:  President,  Tel:  813-984-2533,  Fax:  (813)  984-2593;  with a copy  to
Mitchell W. Legler, 300A Wharfside Way, Jacksonville, Florida 3220; and (c) and if to Bear, Stearns: Bear Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attn: Philip M. Cedar, Tel.: (212) 272-6768, Fax: (212) 272-4933 and
Paul  Friedman,  Tel.:  (212)  272-3516,  Fax: (212)  272-6550,  with a copy to;
Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn. Barry J. Dichter, Esq., Tel.: (212) 504-6000, Fax: (212) 504-6666; and if to any
of the Other Existing Lenders, to such person and at the address and facsimile number provided in Schedule II hereof. Each such notice, request or other communication shall be effective when sent by facsimile transmission to the facsimile number or when delivered by hand to the address specified in this
Section 17 or Schedule II hereto, provided that a facsimile transmission shall be deemed to have been sent only so long as the transmitting machine has provided an electronic confirmation of such transmission.

         Section 18. Binding Effect; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, including any successor of the Company by merger or any entity which purchases all or substantially all of the assets of the Company, and to each of the other Creditors, each of which is an intended third-party beneficiary hereof. Neither the Facility Lenders nor Bear Stearns may sell, assign, participate or otherwise transfer or dispose of all or any portion of the Loan or the Existing Obligations to any Person unless such Person shall have assumed and agreed to be bound by the terms hereof by written instrument in form reasonably satisfactory to the Company and each other Creditor.

         Section 19. Interpretation; Transaction Intended as Purchases and Sales. The parties specifically acknowledge and recognize that certain language and use of words in this Agreement may erroneously suggest that transactions under the Existing Agreements are intended by them to be characterized as loans or other secured financing arrangements and not as absolute purchases and sales of mortgage loans and hereby reaffirm that all such transactions are intended to constitute absolute purchases and sales.

         Section 20. Counterparts; Section Headings. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which together constitute but one instrument. Except as otherwise indicated, references herein to any "Section" means a "Section" of this Agreement, and the section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                                  IMC MORTGAGE COMPANY


                                  By   /s/
                                       --------------------------------
                                  Name:
                                  Title:


                                  BEAR STEARNS HOME EQUITY TRUST


                                  By   /s/
                                       --------------------------------
                                  Name:
                                  Title:


                                  BEAR STEARNS INTERNATIONAL
                                  LIMITED


                                  By   /s/
                                       --------------------------------
                                  Name:
                                  Title:

                                  GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                  GSCP OFFSHORE FUND, L.P.
                                  GREENWICH FUND, L.P.

                                  By:   GREENWICH STREET
                                         INVESTMENTS II, L.L.C.,
                                         their General Partner


                                    By: /s/
                                        -----------------------------------
                                        Name:
                                        Title:

This Intercreditor Agreement is hereby acknowledged and agreed to by:



IMC CORPORATION OF AMERICA
IMC CREDIT CARD, INC.
IMC MORTGAGE COMPANY CANADA, LTD.
AMERICAN HOME EQUITY CORPORATION
IMC INVESTMENT CORPORATION
IMC INVESTMENT LIMITED PARTNERSHIP
ACG FINANCIAL SERVICES (IMC), INC.
AMERICAN MORTGAGE REDUCTION, INC.
CENTRAL MONEY MORTGAGE CO. (IMC), INC.
COREWEST BANC
EQUITY MORTGAGE CO. (IMC),  INC.
IMCC INTERNATIONAL, INC.
MORTGAGE AMERICA (IMC), INC.
NATIONAL LENDING CENTER, INC.
NATIONAL LENDING CENTER TILT, INC.
NATIONAL LENDING GROUP, INC.
RESIDENTIAL MORTGAGE CORPORATION (IMC), INC.


By  /s/
    --------------------------------
    Name:
    Title:


PAINE WEBBER REAL ESTATE SECURITIES INC.



By  /s/
    --------------------------------
    Name:
    Title:

GERMAN AMERICAN CAPITAL CORPORATION


By  /s/
    --------------------------------
    Name:
    Title:

By  /s/
    --------------------------------
    Name:
    Title:


ASPEN FUNDING CORP.

By  /s/
    --------------------------------
    Name:
    Title:

                                                                      Schedule I
                                                                          to the
                                            Bear Stearns Intercreditor Agreement



                             Other Existing Lenders

Loan and Security Agreement, dated March 17, 1998, by and among IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc.,
American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and German American Capital Corporation, as lender.

Loan and Security Agreement, dated March 17, 1998, by and among IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc.,
American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and Aspen Funding Corp.

Loan and Security Agreement, dated as of February 28, 1997, between IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Industry Mortgage Company, L.P., Corewest Banc, IMC Investment Corp., and IMC Investment Limited Partnership, as borrowers, and Paine Webber Real Estate Securities, Inc., as lender.

(i) Bridge Loan and Security Agreement, dated as of October 10, 1997, as amended from time to time, by and among the Company, certain of its Subsidiaries and BankBoston N.A., to which the Facility Lenders have succeeded by assignment, and
(ii) a Loan and Security Agreement, dated December 31, 1996, as amended from time to time, by and among the Company, certain of its Subsidiaries and BankBoston N.A., to which the Facility Lenders have succeeded by assignment.

                                                                     Schedule II
                                                                          to the
                                            Bear Stearns Intercreditor Agreement


                    Notice Address for Other Existing Lenders


Paine Webber

if to Paine Webber, to: PaineWebber Real Estate Securities, Inc., 1285 Avenue of the Americas, New York, New York 10019, Attn.: George Mangiaracina, Tel: (212) 713- 3734, Fax: (212) 265-3881; with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Michael S. Gambro, Esq., Tel:
(212) 504- 6825; Fax: (212) 504-6666


Deutsche Lenders

if to Aspen Funding, to: Aspen Funding Corp. c/o Amacar Group, 6707D Fairview Road, Charlotte, North Carolina 28210, Attn.: Douglas Johnson, tel.: (704) 375-0569, fax: (704) 365-1362, with a copy to: Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019, Attn.: Greg Amoroso, Tel.: (212) 469-3987, Fax: (212) 469-5160 and Richard Uhlig, Tel.: (212) 469-7730, Fax:
(212) 469-5103; and with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Karen Gelernt, Esq., Tel: (212) 504-6000,
Fax: (212) 504-6666

if to German American Corporation, to: German American Capital Corporation, 31 West 52nd Street, New York, New York 10019, Attn.: Vijay Radhakishun, Tel.:
(212) 469- 8925,  Fax: (212)  469-5923,  with a copy to:  Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019, Attn.: Greg Amoroso, Tel.:
(212) 469-3987,  Fax: (212) 469-5160,  and Richard Uhlig,  Tel.: (212) 469-7730,
Fax: (212) 469-5103; and in either case described in clause (i) or (ii) above; with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Karen Gelernt, Esq., Tel: (212) 504-6000, Fax: (212) 504-6666


BankBoston Facility

                                                                     Schedule II
                                                                          to the
                                            Bear Stearns Intercreditor Agreement




if to the Facility Lenders, as successors in interest to BankBoston, to: the address provided for notice to the Facility Lenders pursuant to Section 17 of the foregoing Agreement